                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 11, 2005
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                               Jarden Corporation
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             (Exact name of registrant as specified in its charter)

            Delaware                    0-21052                 35-1828377
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(State or other jurisdiction of        (Commission             (IRS Employer
         incorporation)                File Number)          Identification No.)

555 Theodore Fremd Avenue, Rye, New York                            10580
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(Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number, including area code (914) 967-9400
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.
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Credit Agreement
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         On April 11, 2005, Jarden Corporation (the "Company") entered into
Amendment No. 1 (the "Amendment") to its Credit Agreement, dated as of January
24, 2005 among the Company, as borrower, the lenders and letters of credit issuers party thereto, Canadian Imperial Bank of Commerce ("CIBC"), as administrative agent, Citicorp USA, Inc., as syndication agent, and Bank of
America, N.A., National City Bank of Indiana and SunTrust Bank, as
co-documentation agents (the "Credit Agreement"). The Amendment was entered into in order to (i) increase the amount of indebtedness permitted to be incurred by foreign subsidiaries of the Company, (ii) allow the Company to guaranty obligations of foreign subsidiaries under their respective local credit facilities; and (iii) increase the maximum number of facilities increases and maximum aggregate principal amount of incremental term loans that may be borrowed as a facilities increase from $300 million to $400 million (inclusive of the First Facilities Increase (as defined below)).

         In connection with the Amendment, each guarantor under the Credit
Agreement consented to the terms of the Amendment and agreed that the terms of the Amendment shall not affect in any way its obligations and liabilities under any loan document (the "Consent, Agreement and Affirmation of Guaranty").

         Simultaneously with the Amendment and pursuant to the terms of the
Credit Agreement, the Company obtained a facilities increase in an aggregate principal amount of $100 million (the "First Facilities Increase").

        A copy of the Amendment and Consent, Agreement and Affirmation of
Guaranty are attached to this current report on Form 8-K as Exhibits 10.1 and
10.2 respectively, and are incorporated by reference as though they were fully set forth herein. The foregoing summary description of the Amendment and the
Consent, Agreement and Affirmation of Guaranty and the transactions contemplated thereby are not intended to be complete, and are qualified in their entirety by the complete text of the Amendment and the Consent, Agreement and Affirmation of
Guaranty.

Employee Stock Purchase Plan
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          On April 12, 2005, the Company entered into an amendment (the "ESPP
Amendment") to the 2003 Employee Stock Purchase Plan (the "Plan"). The ESPP
Amendment provides for amendments to the Plan related to the discount offered its employees who purchase stock as part of an Employee Stock Purchase Plan.

          A copy of the ESPP Amendment is attached to this current report on
Form 8-K as Exhibit 10.3 and is incorporated by reference as though it were fully set forth herein. The foregoing

summary description of the ESPP Amendment is not intended to be complete, and is qualified in its entirety by the complete text of the ESPP Amendment.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
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           Off-Balance Sheet Arrangement of a Registrant.
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         Please see the discussion in "Item 1.01. Entry into a Material
Definitive Agreement" of this Form 8-K under the caption "Credit Agreement,"
which discussion is incorporated herein by this reference.

Item 9.01   Financial Statements and Exhibits.
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            (c) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit     Description
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10.1        Amendment No. 1 to the Credit Agreement dated April 11, 2005 by and among the Company and CIBC, as Administrative Agent.

10.2        Consent, Agreement and Affirmation of Guaranty.

10.3        Amendment No. 1 to the Jarden Corporation 2003 Employee Stock
            Purchase Plan.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2005

                                      JARDEN CORPORATION

                                  By: /s/ Desiree DeStefano
                                      ------------------------------------------
                                      Name: Desiree DeStefano
                                      Title: Executive Vice President of Finance

                                  EXHIBIT INDEX

Number    Exhibit
------    -------
 10.1     Amendment No. 1 to the Credit Agreement dated April 11, 2005 by and among the Company and CIBC, as Administrative Agent.

 10.2     Consent, Agreement and Affirmation of Guaranty.

 10.3     Amendment No. 1 to the Jarden Corporation 2003 Employee Stock Purchase
          Plan.